Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Ridgewood Electric Power Trust V (the “Trust”) for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Trust hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Randall D. Holmes
Name:	Randall D. Holmes
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Dated:	April 9, 2009

/s/ Jeffrey H. Strasberg
Name:	Jeffrey H. Strasberg
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)
Dated:	April 9, 2009